UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2020

BIOFORCE NANOSCIENCS HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-51074	74-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2020 General Booth Blvd. Suite 230 Virginia Beach, VA 23454 (Address of principal executive offices)

                   Registrant's telephone number: (757) 306-6090

                 Registrant’s fax number: (757) 306-6092

            ______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2) Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[ ]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).[   ]  Yes [X]  No

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

On March 31, 2020, Bioforce Nanosciences Holdings, Inc., (the "Company" or the "Registrant") the Registrant, issued 2,500,000 shares of its Preferred Series 'A' shares to certain officers of the company in accordance with their employment contracts. The sale was a private placement pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, and the issuance was not a public offering due to the limited number of persons that received the shares, and the manner of the issuances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BIOFORCE NANOSCIENCES HOLDINGS, INC.

Date: April 1, 2020

By:/s/ Richard Kaiser

Name:  Richard Kaiser

Title:   CFO/ Director